SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2004

TRANS WORLD ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer identification No.)

38 Corporate Circle, Albany, New York		12203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (518) 452-1242

None
(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS. The following exhibits are filed as part of this report and incorporated by reference in this report:

Exhibit No.	Description

99.1	Trans World Entertainment Company Press Release dated February 25, 2004.

99.2	Trans World Entertainment Company Press Release dated February 26, 2004.

ITEM 9. REGULATION FD DISCLOSURE (including Item 12, “Disclosure of Results of Operations and Financial Condition”).

See the press releases attached hereto as:

Exhibit 99.1 dated February 25, 2004, announcing Trans World Entertainment Corporation’s selection of BuyServices Inc. to provide complete E-commerce services for its FYE, “For Your Entertainment” website, fye.com; and

Exhibit 99.2 dated February 26, 2004, announcing Trans World Entertainment Corporation’s financial results for the quarter and year ended January 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

Date: February 26, 2004	/s/ John J. Sullivan
John J. Sullivan
Executive Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Trans World Entertainment Company Press Release dated February 25, 2004.

99.2	Trans World Entertainment Company Press Release dated February 26, 2004.